SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  July 18, 1996 (July 3, 1996)


                             LASERSIGHT INCORPORATED
              ----------------------------------------------------
              Exact name of registrant as specified in its charter


                                    Delaware
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                  State or other jurisdiction of incorporation



         0-19671                                          65-0273162
- ----------------------                       ----------------------------------
Commission File Number                       I.R.S. Employer Identification No.


                12161 Lackland Road, St. Louis, Missouri  63146
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                     Address of Principal Executive Offices



Registrant's telephone number, including area code:           (314) 469-3220
                                                              --------------

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

     On July 3, 1996, LaserSight Incorporated (the "Registrant") acquired the assets of the ophthalmic practice known as the Northern New Jersey Eye
Institute. The transaction was completed by means of the merger of Eye Diagnostics & Surgery, P.A. (EDS), after reorganization as a general business corporation, and Cataract Hotline, Inc. (CHI) with and into a newly-formed, wholly-owned subsidiary of Registrant. In addition, the Registrant purchased certain assets utilized in the ophthalmic practice from John W. Norris, M.D. The sellers of EDS, John W. Norris, M.D. and Bernard Spier, M.D., received 172,842 unregistered shares of Registrant's common stock. The sellers of EDS may receive up to 86,421 additional shares two years from the date of the transaction if Registrant's stock price is lower than $15.00 per share (adjusted for stock splits, etc.) at that time. The seller of CHI, Michael R. Norris, received 16,667 unregistered shares of Registrant common stock. The seller of CHI may receive up to 8,333 additional shares two years from the date of the transaction if Registrant's stock price is lower than $15.00 per share (adjusted for stock splits, etc.) at that time. The seller of certain assets, John W. Norris, M.D., received 16,089 unregistered shares of Registrant common stock and a 5.05 percent promissory note in the total amount of $340,000 due on September 13, 1996. The seller of certain assets may receive up to 8,044 additional shares two years from the date of the transaction if Registrant's stock price is lower than $15.00 per share (adjusted for stock splits, etc.) at that time. The funds for the payment of the note will be provided by the Registrant's cash from operations and/or external financing sources. Registrant also entered into a 25-year services agreement with the physicians to provide management, administrative, and related services.


Item 7.    Financial Statements and Exhibits
           ---------------------------------
     a) Financial Statements.

     As of the date of filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 18, 1996.

     b) Pro Forma Financial Information.

     As of the date of filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 18, 1996.

     c) Exhibits

     2.(i)    Agreement and Plan of Merger dated April 18, 1996 (EDS)
     2.(ii)   Amendment to the Agreement and Plan of Merger dated June 17, 1996.
     2.(iii)  Second Amendment to the Agreement and Plan of Merger dated
               July 3, 1996.
     2.(iv)   Agreement and Plan of Merger dated April 18, 1996 (CHI)
     2.(v)    Amendment to the Agreement and Plan of Merger dated June 17, 1996.
     2.(vi)   Asset Purchase Agreement dated April 18, 1996.
     2.(vii) Amendment to Asset Purchase Agreement dated June 17, 1996. 2.(viii) List of Omitted Schedules.
                    Pursuant to Item 601(b)(2) of Regulation S-K,
                    Registrant agrees to furnish supplementally a copy of any of the omitted schedules listed on
                    Exhibit 2.(viii) hereto to the Commission upon its request.

                                   SIGNATURES
                                   ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LaserSight Incorporated



Date:  July 18, 1996                        By: /s/Gregory L. Wilson
                                                ------------------------
                                                  Gregory L. Wilson
                                                  Chief Financial Officer

                                    FORM 8-K

                                  EXHIBIT INDEX


    2.(i)    Agreement and Plan of Merger dated April 18, 1996 (EDS)

    2.(ii)   Amendment to the Agreement and Plan of Merger dated June 17, 1996.

    2.(iii)  Second Amendment to the Agreement and Plan of Merger dated
              July 3, 1996.

    2.(iv)   Agreement and Plan of Merger dated April 18, 1996 (CHI)

    2.(v)    Amendment to the Agreement and Plan of Merger dated June 17, 1996.

    2.(vi)   Asset Purchase Agreement dated April 18, 1996.

    2.(vii)  Amendment to Asset Purchase Agreement dated June 17, 1996.

    2.(viii) List of Omitted Schedules.